UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   FEBRUARY 15, 2000
                                                          -----------------


                           BOATMEN'S AUTO TRUST 1996-A
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    UNITED STATES
    OF AMERICA              33-95450               43-6752540
    -----------             --------               ----------
    (STATE OR OTHER         (COMMISSION  FILE      (IRS  EMPLOYER
    JURISDICTION OF         NUMBER)                IDENTIFICATION  NO.)
    INCORPORATION


                           BOATMEN'S AUTO TRUST 1996-A
                                INTERSTATE TOWERS
                                  NC1-005-14-02
                              121 WEST TRADE STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-5000

ITEM  5.          OTHER  EVENTS
                  -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED IN  EXHIBIT  99  HERETO  IN  RESPONSE  TO  THIS  ITEM  5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99     MONTHLY  SERVICING  REPORT  FOR  NATIONSBANK,  N.A., BOATMEN'S AUTO TRUST
       1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          BOATMEN'S  AUTO  TRUST 1996-A
                          -----------------------------
                                  (REGISTRANT)



DATED:     FEBRUARY  21,  2000            BY: /S/ JILL STEWART
           -------------------                   -------------
                                          NAME:   JILL  STEWART
                                          TITLE:  SENIOR  VICE  PRESIDENT
                                          NATIONSBANK,  N.A.
                                         (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                         EXHIBIT
------                         -------

  99   MONTHLY  SERVICING  REPORT  FOR  NATIONSBANK,N.A.,  BOATMEN'S  AUTO TRUST
       1996-A